UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 29, 2024

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

1-15583
(Commission File Number)

Georgia		58-2508794
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100, Duluth, Georgia 30097	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2024, the Board of Directors (“Board”) of Delta Apparel, Inc. (the “Company”) approved a cash incentive compensation opportunity (“Retention Incentive”) for each of the Company’s Executive Vice President and Chief Administrative Officer Justin Grow; Vice President, Chief Accounting Officer and Treasurer Nancy Bubanich; President, Delta Group Matthew Miller; and Vice President of Manufacturing Carlos Encalada Arjona (each and collectively referred to as “Executive” or “Executives).  Pursuant to the terms of the Retention Incentive, Mr. Grow and Mr. Miller are each eligible to earn $150,000, Ms. Bubanich is eligible to earn $100,000, and Mr. Encalada Arjona is eligible to earn $80,000 if all of the following criteria are satisfied: (i) the applicable Executive remains employed with the Company through December 31, 2024; (ii) a fiscal plan for the Company’s fiscal year 2025 is developed and subsequently approved by the Board of Directors; (iii) the Company’s Annual Report on Form 10-K for its fiscal year 2024 is timely filed with the Securities and Exchange Commission (“SEC”); and (iv) the Notice of Annual Meeting and Proxy Statement for the Company’s annual meeting of shareholders to be held in its fiscal year 2025 is timely filed with the SEC. If all of the above criteria are fully satisfied, the Retention Incentive will be paid to the Executive on or before January 9, 2025.  If any of the above criteria are not fully satisfied, the Retention Incentive will not be paid to the Executive.

The foregoing summary of the Retention Incentive does not purport to be complete and is qualified in its entirety by reference to the Form of the 2024 Retention Incentive Opportunity Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Form of 2024 Retention Incentive Opportunity Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	April 4, 2024	/s/ Justin M. Grow
Justin M. Grow
Executive Vice President and Chief Administrative Officer